UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)    August 14, 2001
                                                --------------------------------

                               DT INDUSTRIES, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


     DELAWARE                     0-23400                     44-0537828
------------------------- ---------------------------- -------------------------
(State or other jurisdiction      (Commission                (IRS Employer
    of incorporation)             File Number)              Identification No.)


                     907 W. Fifth Street, Dayton, OH 45407
--------------------------------------------------------------------------------
 (Address of principal executive offices)                    (Zip Code)



Registrant's telephone number, including area code    937-586-5600
                                                    ----------------------------



          1949 East Sunshine, Suite 2-300, Springfield, Missouri 65804
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5.  Other Events.

     On August 14, 2001, the Company issued a press release announcing its earnings for fiscal year 2001 and the fourth quarter of fiscal 2001, among other things. A copy of the press release announcing these events is attached as
Exhibit 99.1 hereto and incorporated herein by reference.

Item 7.     Financial Statements and Exhibits.

            (c)  EXHIBITS.  The following exhibits are filed herewith:

            99.1         Press Release dated August 14, 2001.

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Date:  August 14, 2001
                                    DT INDUSTRIES, INC.


                                    By: /s/ Dennis Dockins
                                        ----------------------------------------
                                         Dennis Dockins
                                         General Counsel and Secretary